Note 13 - Trade Receivables, Other Receivables, and Prepayments	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of trade and other receivables [text block]
Note 13.	Trade Receivables, Other Receivables, and Prepayments

Trade Receivables

The table below specifies items of trade receivables.

	As of December 31,
[US$ thousands]	2021	2022
Trade receivables due from third-party customers	44,510	60,037
Trade receivables due from associates and joint ventures (Note 17)	734	32
Trade receivables due from other related parties (Note 17)	1,417	1,915
Total gross trade receivables	46,661	61,985
Allowance for expected credit losses	(2,796)	(4,062)
Trade receivables net of loss allowance	43,864	57,923

For trade receivables, Opera recognizes a loss allowance based on lifetime expected credit losses as of each reporting date. Opera makes specific loss provisions at the level of individual invoices where information exists that management can utilize in its determination of credit risk. For trade receivables where no specific risk information is identified, Opera uses a provision matrix that is based on the nature of the receivable, geographic location of its invoicing and the age of the invoice relative to its due date, reflecting the historical credit loss experience and adjusting for forward-looking factors specific to the debtors and the economic environment. On that basis, the loss allowance was determined as follows.

		Past due
As of December 31, 2021 [US$ thousands]	Current (not past due)	<30 days	30-60 days	61-90 days	>91 days	Total
Weighted-average expected credit loss rate	0.4%	1.8%	2.5%	3.2%	50.3%	6.0%
Gross carrying amount	35,717	3,666	1,483	758	5,036	46,661
Loss allowance as of December 31, 2021	135	67	37	24	2,533	2,796

		Past due
As of December 31, 2022 [US$ thousands]	Current (not past due)	<30 days	30-60 days	61-90 days	>91 days	Total
Weighted-average expected credit loss rate	1.3%	6.8%	13.3%	26.2%	54.0%	6.6%
Gross carrying amount	51,268	3,203	1,296	1,251	4,966	61,985
Loss allowance as of December 31, 2022	662	218	173	328	2,682	4,062

The loss allowance for trade receivables as of year-end reconciles to the opening loss allowance as follows.

	Year ended December 31,
[US$ thousands]	2021	2022
Loss allowance as of January 1	7,643	2,796
Loss allowance related to trade receivables due from a former joint venture	(6,579)	-
Other changes in the period	1,732	1,366
Effect of movements in exchange rates	-	(100)
Loss allowance as of December 31	2,796	4,062

Trade receivables are written off where there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan, and a failure to make contractual payments for a period of greater than 180 days past due. For each customer, management makes individual assessments with respect to the timing and amount of write-off. In 2021, management determined that there was no reasonable expectation that a former joint venture would repay the amount due to Opera. Consequently, in 2021, Opera wrote off US$6.6 million of trade receivables and US$3.9 million in other receivables due from the former joint venture. The receivables that were written off could still be subject to enforcement activities in order to comply with Opera’s procedures for recovery of amounts due.

See Note 16 for details regarding Opera’s procedures on managing credit risk.

Receivables from Sale of Investments

Nanobank

In March 2022 Opera sold its 42.35% ownership interest in Nanobank for a fixed consideration of US$127.1 million in cash, payable in eight equal installments over the next two years. The receivable was recognized at its estimated fair value of US$120.3 million, calculated using a discount rate adjustment technique whereby the contractual cash flows were discounted using a risk-adjusted rate of 5.0%. The risk-adjusted rate was based on a risk-free rate of 2.15% and an estimated risk premium of 2.85%. The receivable was subsequently measured at amortized cost. Interest income was recognized by applying the effective interest rate on the gross carrying amount of the receivable.

In August 2022, Opera and the buyer agreed to make certain modifications to the sales agreement, including to the total purchase price, payment period and installment amounts. The adjusted purchase price was US$131.7 million, payable in 16 quarterly installments, the first of which had been made at the time the modified share transfer agreement was entered into. The modified share transfer agreement also introduced certain mechanisms which would potentially reduce the purchase price or trigger an immediate settlement in the form of the transfer of shares in another company following a sale or merger in which Nanobank is the target entity sold or merged. Based on significant judgment, as outlined in Note 2, the contractual rights to cash flows from the original receivable were deemed to have expired because of the substantial modifications to the share transfer agreement. The original receivable was therefore derecognized, and a new receivable recognized at its estimated fair value. The terms of the modified share transfer agreement were not consistent with a basic financing arrangement. For example, the revised terms introduced exposure to potential variability in the contractual cash flows based on the equity value of Nanobank. The new receivable was therefore subsequently measured at fair value through profit or loss.

As of December 31, 2022, fair value of the receivable was estimated to be US$76.3 million based on an expected present value technique where the probability-weighted average of possible future cash flows and non-cash payments was discounted using a rate that included a risk premium. The fair value measurement was classified as a level 3 measurement in the fair value hierarchy because it incorporated significant unobservable inputs, including the possible scenarios for settlement and default, their probabilities of occurring and the risk premium.

Based on the modified share transfer agreement, and other factors, we identified three possible groups of scenarios for settlement and default, two of which had three possible variations with regard to amount and timing of cash flows:

●	A scenario in which the counterparty makes the quarterly installments in accordance with the sales agreement,
●	a group of scenarios involving the receipt of shares in OPay, and
●	a group of scenarios involving credit losses.

The group of scenarios involving the receipt of shares in OPay was based on what was a proposed transaction as of year-end, specifically that Nanobank would sell the majority of its business in Asia to OPay in exchange for the owners of Nanobank receiving Series C preferred shares in OPay, some of which the buyer of Opera’s former ownership interest in Nanobank would transfer to Opera as full or partial settlement. The fair value of the Series C preferred shares in OPay was consistent with the fair value measurement of Opera’s existing shares in OPay, as outlined in Note 12, adjusted for the rights and obligations inherent in Series C preferred shares. Because the fair value of the Series C preferred shares expected to be received under this scenario was less than the amount outstanding under the modified share transfer agreement, the group of scenarios included two variations with regard to the payment of the residual amount.

The variations of default scenarios were related to the timing and amounts to be recovered. As part of the modified share transfer agreement, the buyer agreed to pledge its shares in Nanobank as security for its payment obligations to Opera. In the event of a default, Opera would have the right to assume ownership of the shares. Two variations of the default scenarios assumed that the shares in Nanobank would be returned to Opera, but with the value of the shares being less than the outstanding amount. The third variation assumed that the buyer would pay the outstanding amount after a protracted dispute resolution process.

The estimated fair value of the receivable is sensitive to the probabilities assigned to the possible scenarios. If the probability of the scenario in which the counterparty makes the quarterly installments when due decreased or increased by 10 percentage points, with evenly split increases or decreases in the probabilities of the other scenarios, the fair value of the receivable would decrease or increase by US$3.4 million, respectively. Similarly, if the probability of the group of scenarios involving the receipt of shares in OPay decreased or increased by 10 percentage points, the fair value of the receivable would decrease or increase by US$1.4 million, respectively. A 10 percentage points decrease or increase in the probability of the scenarios involving credit losses would result in the fair value increasing or decreasing by US$3.1 million, respectively.

The discount rate was based on the yield of U.S. treasury bonds with the same maturity as the receivable and a risk premium to capture the uncertainty with regard to amount and timing of future cash flows not reflected in the scenarios outlined above. Based on the wide range of possible scenarios, the risk premium was estimated to be in the range of 3.5% to 4.0%. The rate applied to discount the probability-weighted average of the possible cash flows was 8.0%. If the discount rate increased or decreased by 1.0 percentage point, the fair value of the receivable would decrease or increase by US$0.9 million, respectively.

The table below specifies the movement in the carrying amount of the receivable throughout 2022.

[US$ thousands]	Year ended December 31, 2022
Initial recognition at fair value	120,311
Interest income	2,390
Installment	(8,500)
Carrying amount at time of contract modification	114,201
Fair value loss	(37,923)
Carrying amount as of December 31	76,278
Recognized and classified as:
Non-current receivables from sale of investments	48,118
Current receivables from sale of investments	28,160

After the end of the reporting period, Opera and the counterparty agreed to settle the receivable by Opera receiving Series C preferred shares in OPay with an estimated fair value of US$77.4 million. See Note 18 for additional details.

Star X

On April 21, 2022, Opera sold its 19.35% ownership interest in Star X to Kunlun, the ultimate parent of both Opera and Star X, for a fixed consideration of US$83.5 million in cash, plus interest. An initial US$28.4 million installment was received in 2022, while the remaining consideration is to be paid in two equal installments by December 31st of 2023 and 2024, with no contingencies. Kunlun will pay a simple annual interest of 3.5% on the deferred payments.

The receivable was classified as subsequently measured at amortized cost. In 2022, Opera recognized interest income of US$1.3 million. The table below specifies the movement in the carrying amount of the receivable throughout 2022.

[US$ thousands]	Year ended December 31, 2022
Initial recognition at fair value	83,468
Interest income	1,285
Installment	(28,379)
Carrying amount as of December 31	56,374
Recognized and classified as:
Non-current receivables from sale of investments	28,187
Current receivables from sale of investments	28,187

For disclosure purposes, the fair value of the receivable was estimated using a present value technique where contractual cash flows were discounted using a risk-adjusted discount rate. The discount rate was based on the current yield on 2-year U.S. government bonds, while the risk premium was estimated based on the characteristics of the receivable and Kunlun, the counterparty. Compared to the date of initial recognition of the receivable, the risk-free rate had increased by 2.23% to 4.43% as of December 31, 2022. The risk premium was estimated to be 1.30%, the same as of year-end as at the time of initial recognition. Based on these estimates, the fair value of the receivable on December 31, 2022, was US$54.6 million, which was US$1.7 million less than the carrying amount. The fair value measurement incorporated significant unobservable inputs and is therefore categorized within level 3 of the fair value hierarchy.

Other Current Receivables and Prepayments

The tables below specify the items of other receivables and prepayments.

	As of December 31,
[US$ thousands]	2021	2022
Value added tax	1,525	1,472
Unsettled trades (Note 14)	15,462	12,993
Other	1,551	2,783
Total other current receivables	18,538	17,247

	As of December 31,
[US$ thousands]	2021	2022
Prepaid equipment	1,073	-
Prepaid corporate income taxes	4,485	421
Other prepaid expenses	3,635	3,511
Total prepayments	9,192	3,932